UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 15, 1996



                                    MFB Corp.
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)

                  0-23374                              35-1907258
         (Commission File Number)             (IRS Employer Identification No.)


         121 South Church Street
         Post Office Box 528
         Mishawaka, Indiana                               46544
(Address of principal executive offices)               (Zip Code)



        Registrants telephone number, including area code: (219) 255-3146

Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued October 15, 1996, concerning the Corporation's fourth quarter earnings is attached hereto as Exhibit 1. The press release issued October 16, 1996, concerning the increase in the Corporation's dividend is attached hereto as
Exhibit 2.

         The Corporation is also filing herewith its Code of By-laws, effective as of October 5, 1996.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 1 - Press Release dated October 15, 1996.

                  Exhibit 2 - Press Release dated October 16, 1996.

                  Exhibit 3 - Code of By-Laws.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                /s/ Charles J. Viater
                                                --------------------------------
                                                Charles J. Viater, President


Dated: October 17, 1996